UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2005

Technology Solutions Company
(Exact name of Registrant as specified in its charter)
Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201
205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS
On August 16, 2005, Technology Solutions Company (the “Company”) announced that it will seek shareholder approval for a one-for-20 reverse stock split.
A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY
Date: August 16, 2005	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated August 16, 2005, titled Technology Solutions Company to Seek Shareholder Approval for Reverse Stock Split.